UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.               )

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OSI RESTAURANT PARTNERS, INC.

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This filing consists of information initially used on April 17, 2007 by OSI Restaurant Partners, Inc. in connection with a presentation made to Institutional Shareholder Services.

Overview of OSI Restaurant Partners, Inc.
Proposed Sale to Bain Capital/Catterton Partners
April 2007

Disclaimer
This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this presentation are forward-looking statements.  All forward-looking statements speak only as of the date of this presentation.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of OSI Restaurant Partners, Inc. and its affiliates or industry results or the benefits of the proposed merger transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the merger transaction by the stockholders of OSI Restaurant Partners, Inc. and satisfaction of other customary conditions to closing and the effects of general and local economic and real estate conditions.  Additional information or factors which could impact the company and the forward-looking statements contained herein are included in OSI Restaurant Partners’s filings with the Securities and Exchange Commission. OSI Restaurant Partners, Inc. does not assume any obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Additional Information
This presentation does not constitute an offer of any securities for sale. In connection with the proposed merger transaction, OSI Restaurant Partners, Inc. has filed a proxy statement regarding the proposed merger transaction with the Securities and Exchange Commission.  Investors and security holders are urged to read the proxy statement and other documents filed by OSI Restaurant Partners, Inc. with the SEC because they contain important information about OSI Restaurant Partners, Inc. and the proposed merger transaction. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents at the SEC's website at www.sec.gov.  The definitive proxy statement and other relevant documents may also be obtained free of charge from OSI Restaurant Partners, Inc. by directing such request to: OSI Restaurant Partners, Inc., 2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement and other relevant material before making any voting or investment decisions with respect to the merger.

Table of Contents
The Special Committee believes that $40.00 would result in
greater value to OSI’s stockholders than the other alternatives it considered.
I.
The Special Committee concluded that $40.00 would result in greater value to OSI’s stockholders than the other alternatives it and the Board considered, including pursuing management’s current business plan, monetizing individual or multiple restaurant concepts or undertaking a leveraged recapitalization.
II.
Thoughtful and comprehensive process designed to maximize value received
III.
Several important and material risk factors in execution of previously disclosed Management Plan / Status Quo

I. The Special Committee concluded that $40.00 would result in greater value to OSI’s stockholders than the other alternatives it and the Board considered, including pursuing management’s current business plan, monetizing individual or multiple restaurant concepts or undertaking a leveraged recapitalization.

Comprehensive Review of Strategic Alternatives
The Special Committee believes that $40.00 would result in greater value to
OSI’s stockholders than the other alternatives it considered.
The Board initiated the strategic review of alternatives due to concern with a significant three year decline in income and returns.
•
In February 2006, OSI publicly announced it was developing a strategy to increase stockholder value and was examining leveraging OSI and potentially monetizing various OSI assets.
•
On April 17, 2006, Wachovia was engaged by the Board to provide advice on strategic alternatives and in the subsequent months, the Board reviewed potential initiatives, including:
•
Concept Divestitures – Separation of Outback, Carrabba’s, or the growth concepts such as Fleming’s and Bonefish via various structures including a public offering or a sale.
>
Real Estate Monetization – Sale or merger of OSI real estate via a sale-leaseback or merger with real estate investment trust.
>
Multiple Leveraged Recapitalizations Structures – Leveraging OSI and using the proceeds to repurchase shares.
>
Continuation of the Status Quo – Pursue existing plan in lieu of other contemplated alternatives.
>
On July 27, 2006, the Board announced that, based on the analysis completed, the separation or monetization of its growth concepts was not in the best interest of shareholders compared to the other alternatives being considered.
•
In reviewing a contemplated leveraged recapitalization, consideration was given to the appropriate level of debt and the level of execution risk.
•

•
Restaurant industry sensitive to general economic trends making all projections uncertain.
•
All restaurants struggling with labor, food, and utility inflationary pressures.
–
Exacerbate earnings impact of underperforming OSI concepts.
•
Turnaround and growth of OSI concepts in highly competitive environment.
•
Three years of declining profitability.
•
Projections were predicated on significant improvement in marketing and return on capital.
•
No explicit cost inflation assumptions.
•
Bain/Catterton offer compared against current price and potential value if management successfully executed against its plan.
•
Certainty for shareholders weighed against significant inherent risk in management’s projections.
•
Concern about the appropriate levels of debt in public company context.
Industry Context
Business Outlook
Valuation
Factors Affecting Certainty of Value to Shareholders
•
In evaluating the Bain/Catterton proposal, the Special Committee focused on factors affecting certainty of value to shareholders, including the following:

OUTBACK

CARRABBA'S ITALIAN GRILL

BONEFISH GRILL

Fleming's

Roy's

CHEESEBURGER in Paradise

LEE ROY SELMON'S

blue coral

Overview of OSI Restaurant Concepts
•
Seared steaks, prime rib, barbecued ribs, pork chops, chicken, seafood and pasta.
•
Casual dining with rustic Australian Outback decor.
•
Italian dishes including pastas, chicken, seafood and wood-fired pizza.
•
Casual dining atmosphere with a traditional Italian exhibition kitchen.
•
Fresh grilled fish and seafood, beef, pork and chicken entrees.
•
Casual dining atmosphere in an upbeat, refined setting.
•
Prime cuts of beef, fresh seafood, as well as pork, veal and chicken entrees.
•
Upscale dining atmosphere in an upbeat, casual setting.
•
Southern comfort cooking, including meatloaf, barbecue ribs, pork and chicken.
•
Dining room and sports bar.
•
Seafood prepared to emphasize pristine, fresh natural flavors.
•
Upscale dining atmosphere in a clean, contemporary ambiance.
2007(P) EBITDA ($MM) / % of Total
($1.8) / NM
$0.5 / NM
•
“Hawaiian Fusion” cuisine; fish and seafood, beef, short ribs, pork, lamb and chicken.
•
Upscale casual dining experience.
$5.5 / 1%
•
Signature cheeseburgers, traditional American favorites, and Caribbean and New Orleans style creations.
•
Casual dining atmosphere in an island setting.
($0.8) / NM
$26.6 / 6%
$36.4 / 8%
$64.5 / 14%
$325.9 / 71%
Note: See OSI’s definitive proxy statement for the Company's special meeting (the "Proxy Statement") relating to the transaction filed with the Commission on April 3, 2007 for a discussion of 2007 Estimated Concept-level EBITDA.

Restaurant Level EBITDA Margin
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.8%
17.6%
19.8%
21.8%
14.1%
18.5%
21.1%
22.0%
23.3%
17.4%
17.5%
20.5%
19.1%
18.1%
18.6%
19.4%
22.0%
23.2%

Numerous Challenges in Highly Competitive Segments
Competitive Dynamics and Performance Relative to Peers
Steak
Italian
Seafood
Premium Steak
Source: Represents data on mature stores from various sources including OSI Management, equity research, investor presentations and Wachovia estimates.
Note: OSI Restaurant concepts presented in navy blue.
•
OSI faces significant challenges in managing the numerous concepts that require investment and turnaround attention in order to grow.
•
In order to achieve the projections, OSI will have to turnaround legacy concepts as well as continue to develop growth-oriented concepts in a highly competitive environment.

OUTBACK STEAKHOUSE

CARRABBA'S ITALIAN GRILL

BONEFISH GRILL

Fleming's

Challenging Turnaround and Growth Plan
•
Although the largest player in its space, Outback is not the most profitable.
•
Turning around a concept of this size in isolation would be a significant challenge for any management team.
•
The turnaround strategy will face fresh competition from notable sector success stories such as Texas Roadhouse.
•
After several years of impressive growth, Carrabba’s has experienced same store sales growth declines over the last year.
•
Olive Garden is a formidable competitor in the Italian segment and continues to move its positioning closer to Carrabba’s, presenting a more significant and increasing threat.
•
Strong success record of geographic expansion and same store growth; however, comp store sales have suffered a recent decline.
•
New store AUV’s are lower than rest of chain, suggesting challenges in geographic expansion
•
While a strong concept that has performed well, the concept competes in a highly competitive segment comprised of high growth, well capitalized, and strongly managed entities.
•
New store AUV’s are lower than rest of chain, suggesting challenges in geographic expansion
•
OSI is faced with the substantial challenge of turning around both Outback and Carrabba’s, while simultaneously maintaining strong growth of Bonefish and Fleming’s against many well managed and capitalized competitors.

3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
(4.0%)
(5.0%)
(6.0%)
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07

Carrabba’s Italian Grill
Outback Steakhouse
OSI Operating Performance
Post Announcement
Post Announcement
•
Over the 12 months prior to announcement, both Outback and Carrabba’s continued to struggle with declining same store sales growth performance.
•
Not only did Outback experience negative same store sales growth throughout most of 2006, this performance was relative to a weak 2005.

150
140
130
120
110
100
90
80
70
60
Indexed Pric
Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06
OSI
Comparable Companies Index *
S&P 500 Index

OSI Performance Has Lagged Peers
Source: Factset as of November 3, 2006.
Note: Comparable Companies Index includes APPB, RARE, LNY, DRI, EAT & RI.
Two Year Indexed Stock Chart (Prior to Announcement) – OSI vs. Peer Group
Comps
+23.6%
S&P 500
+17.0%
OSI
(19.2%)
•
Over the two year period prior to the announcement, OSI’s stock lagged the S&P Index and its peers.
•
OSI has struggled to meet investors’ earnings expectations, missing consensus earnings estimates on each of the past eight quarters.
•
At the time of announcement, the offer price represented a 10.5x multiple of estimated 9/30/2006 LTM EBITDA versus an 8.5x median trading multiple for the Comparable Companies Index.

Actual vs. Consensus Estimate Earnings Per Share

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Adjusted EPS
$0.66
$0.53
$0.39
$0.46
$0.50
$0.40
1Q2005
2Q2005
3Q2005
4Q2005
1Q2006
2Q2006
Median to Low
Median to High
Actual

	1Q2005	2Q2005	3Q2005	4Q2005	1Q2006	2Q2006
High	$0.69	$0.69	$0.51	$0.60	$0.58	$0.52
Low	$0.64	$0.59	$0.41	$0.50	$0.46	$0.33
Median	$0.67	$0.63	$0.47	$0.56	$0.53	$0.48
Actual	$0.66	$0.53	$0.39	$0.46	$0.50	$0.40
Variance to Expectations	($0.01)	($0.10)	($0.08)	($0.10)	($0.03)	($0.08)

Historical Challenges to Meeting Market Expectations
Source: Thomson.
Note: 1Q2005 through 2Q2006 Adjusted EPS as reported in the Company's press releases and Current Reports on Form 8-K for the applicable periods and does not reflect subsequent restatement.
•
During this time, OSI consistently performed below analyst expectations.
•
Over the three quarters prior to announcement, OSI had experienced declining year-over-year Adjusted EPS.

$50
$45
$40
$35
$30
$25
$20
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06

$40.00 Offer Represents a Premium to Trading Value
Premium to Trading Performance (Prior to Announcement)
30-Day Average: $33.44
60-Day Average: $32.91
Offer: $40.00
90-Day Average: $31.73
Source: Factset as of November 3, 2006.
1 Additional information can be found in Analysis of Transaction Premiums Paid section of the Proxy Statement.
•
The $40.00 per share offer represented an attractive premium to the trading performance of OSI prior to announcement as well as compared to the average of similar sized, recently announced public transactions.1
–
23.3% premium over the prior day’s close.
–
19.6% premium over the 30-day average.
–
21.5% premium over the 60-day average.
–
26.3% premium over the 90-day average.

14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
EV/ LTM EBITDA
11.0x
12.3x
10.4x
9.6x
8.4x
8.2x
8.2x
7.9x
6.2x
5.7x
5.4x
5.3x
5.1x
OSI
A
B
C
D
E
F
G
H
I
J
K
L

- A Lone Star Steakhouse and Saloon / Lone Star Funds
- B Logan's Roadhouse / Bruckmann, Rosser, Sherrill & Co.
- C Mimi's Café / Bob Evans
- D Ryan's Restaurant Group Inc. / Buffets Inc
- E Fox & Hound Restaurant Group / Newcastle Partners and Steel Partners
- F Worldwide Restaurant Concepts / Pacific Equity Partners
- G Main Street Restaurant Group / Briad Main Street, Inc.
- H Real Mex Restaurants, Inc. / Sun Capital Partners, Inc.
- I Dave & Buster's, Inc. / Wellspring Capital
- J NinetyNine Restaurants, Inc. / O'Charley's, Inc.
- K Garden Fresh Restaurant Corp. / Fairmont Capital
- L Quality Dining / Management

$40.00 Offer is Very Attractive in Light of Recent Transaction Precedents
Comparable Transactions
Median: 8.1x
Mean: 7.7x
Offer1: 11.0x
1 Transaction Value to LTM EBITDA as of 12/31/2006 as disclosed in the Proxy Statement.
•
The $40.00 per share offer represents an EV/EBITDA multiple in excess of most comparable M&A transactions in the sector over the past five years.

Analysts' Targets (Prior to Announcement)
$43
$40
$37
$34
$31
$28
$25
$31
$36
$31
$35
Banc of America
CIBC
Jefferies
Morgan Stanley(1)
RBC Capital

Significant Premium to Analyst Stock Price Targets
Offer: $40.00
Mean: $33.00
Source: Most recent research reports prior to 11/3/06 (Banc of America Securities: 8/1/06, CIBC: 10/24/06, Jefferies: 8/1/06, RBC Capital: 9/14/06.)
(1) Morgan Stanley reported a price target of $50.00 as of 3/1/06 but revised to “N/A” on 9/20/06.
•
The challenges of, and concern with, market outlook and likely company performance were reflected in analyst price targets prior to transaction announcement.
•
The $40.00 offer price represents a 20.3% premium to the mean 12-month stock price target prior to announcement.

II. Thoughtful and Comprehensive Process
Designed to Maximize Value Received

Deliberative Process
•
In June, the private equity firms, Bain Capital and Catterton Partners (jointly “Bain/Catterton”), partnered together to analyze the opportunity to potentially acquire OSI.
•
On August 8, 2006 Bain/Catterton submitted an indication of interest for $37.50 per share, which the Board reviewed on August 18, 2006 and as a result, the Special Committee was formed.
•
Upon receipt of the initial offer, the Special Committee embarked on a careful and deliberative negotiation to ensure that shareholders received fair value for their investment.
–
Multiple rounds of negotiations, including two rejected offers, to secure the $40.00 offer, while also providing no meaningful impediments to other potential bidders.
–
Determined that the $40.00 offer reflected an attractive valuation for OSI shareholders versus wide array of other alternatives, including a recapitalization, asset/concept divestitures, and continuation of the status quo.
–
Offer ensured a minimum valuation threshold of $40.00 while permitting OSI to actively solicit superior offers.

Buyer Negotiations
•
Following Bain/Catterton’s discussions with management from June through July, 2006, on August 8, 2006, Bain/Catterton submitted a preliminary indication of interest of $37.50 per share.
–
The Company received a revised indication of interest of $38.50 per share on August 18, 2006. At the Board meeting, the Board determined to form a Special Committee to evaluate the revised indication of interest.
•
On September 15, 2006, Wachovia reviewed the Bain/Catterton’s indication of interest with the Special Committee.
•
In the first week of October, the Company received a verbal indication of a $39.50 per share indication of interest and Bain/Catterton was told that if it had additional value to offer, it should enhance its indication of interest further.
•
On October 4, 2006, the Special Committee received a revised indication of interest for $40.00 per share and, on October 9, 2006, decided to continue negotiations around a transaction with Bain/Catterton, including the drafting of a Definitive Agreement.
•
On November 6, 2006, the Special Committee convened to vote on the potential transactions and unanimously approved the transaction.

No Meaningful Impediments to Deter Other Potential Bidders
•
A priority of the Special Committee during negotiations was to ensure that no provisions of the definitive agreement would deter other potential buyers from evaluating and pursuing an offer.
–
Long Solicitation Period: 50 days after the date of the signing of the Merger Agreement.
–
Minimal Break-up Fee: If OSI terminated the agreement during the Solicitation Period, then OSI would pay Bain/Catterton a termination fee of $25 million (represents 0.8% of offer value, or $0.31 per share).
–
Reverse Break-up Fee: If Bain/Catterton terminates the agreement, Bain/Catterton would pay $45 million to OSI.
–
No Right to Match: Bain/Catterton did not have a right to match a competing proposal during the Solicitation Period.
–
Transaction subject to the approval of a majority of OSI’s shareholders, excluding those investing in the acquisition.
•
During the go shop period, the Special Committee performed a thorough market check of Bain/Catterton offer.
–
Discussions with 18 parties, of which 15 parties were contacted directly and three parties made in-bound calls.
–
Five parties requested draft confidentiality agreements and two parties executed confidentiality agreements.
–
Each of these two parties received preliminary due diligence materials.
–
Neither party indicated that it would be interested in making a proposal to acquire the Company.
•
Despite actively managed solicitation period and no meaningful impediments, OSI has not received any additional offers.

III. Several Important and Material Risk
Factors in Execution of Previously Disclosed
Management Plan / Status Quo

OSI Restaurant Partners, Inc. (Consolidated)							
($ in millions, except per share amounts)							
	Actual		Projected Fiscal Year Ending December 31,				
	2005	2006	2007	2008	2009	2010	2011
Total Revenue	$3,613	$3,941	$4,243	$4,436	$4,814	$5,218	$5,622
% Growth	*12.3%*	*8.3%*	*7.7%*	*4.6%*	*8.5%*	*8.4%*	*7.8%*
Gross Profit	2,297	2,526	2,755	2,892	3,141	3,408	3,675
% Margin	*63.6%*	*64.1%*	*64.9%*	*65.2%*	*65.2%*	*65.3%*	*65.4%*
EBITDA	356	304	401	478	534	602	655
% Margin	*9.9%*	*7.7%*	*9.5%*	*10.8%*	*11.1%*	*11.5%*	*11.6%*
Diluted EPS	$1.92	$1.31	$1.91	$2.56	$2.98	$3.49	$3.85

Source: Additional information regarding the Company's forecasts can be found in the Proxy Statement.
Summary of Management Plan
•
Cost of sales, labor expenses, and other operating expenses were assumed flat as a percentage of sales over the forecast period.
•
Strong, positive revenue growth.
•
Significant investment in the Outback concept in order to revitalize the brand and drive consumer traffic.
•
Approximately 3.9% EBITDA margin improvement between 2006 and 2011, necessary to reverse decline in margins over the past five years.
•
Carrabba’s, despite underperformance of comparable same store sales growth and restaurant-level EBITDA relative to peers, is assumed to provide significant growth and EBITDA contribution.
•
OSI management presented to the Special Committee management’s base case recommended plan (the “Management Plan”).
•
There is significant risk in executing the Management Plan based on the underlying assumptions.

Challenges in Achieving Management Plan
•
The Management Plan contains several critical assumptions with potential execution risk.
–
Significant growth and contribution from both legacy (Outback, Carrabba’s) and growth-oriented (Fleming’s, Bonefish) concepts, and unprofitable and low profit concepts (Roy’s, Lee Roy Selmon’s and Blue Coral) expected to significantly improve contribution to the bottom line.
–
No profit margin erosion from beef, labor and other inflationary pressures.
–
Cost saving initiatives (e.g., plating) expected to improve cost structure without any assumed negative impact on comp store sales.
–
Sufficient controls and financial planning infrastructure in place to ensure no additional accounting or controls issues in the future.
•
In order to frame the earnings and profit impact if the business does not achieve certain aggressive assumptions, management also developed a downside forecast that weighed several key challenges more heavily (this downside forecast was not prepared to reflect a worst case projection scenario.)
–
Effectiveness of the refurbishment plan.
–
Ability to reverse a decline in margins over the past five years.
–
Ability to drive improvements in overall incremental return on investment, despite recent poor performance.

OSI Restaurant Partners, Inc. (Consolidated)							
($ in millions)		Projected Fiscal Year Ending December 31,					
	2006(A)	2007	2008	2009	2010	2011	'07-'11 CAGR
Outback Comp Store Sales	(1.5%)						
Base Case		(0.9%)	1.4%	2.9%	3.2%	2.8%	
Downside Case		(3.0%)	0.0%	1.0%	1.0%	1.0%	
Carrabba's Comp Store Sales	(1.1%)						
Base Case		(1.0%)	1.0%	1.0%	1.0%	1.0%	
Downside Case		(3.0%)	0.0%	1.0%	1.0%	1.0%	
Revenue							
Base Case		$4,243	$4,436	$4,814	$5,218	$5,622	7.3%
Downside Case		$4,185	$4,336	$4,667	$5,016	$5,373	6.4%
Difference		$58	$101	$146	$201	$249	
EBITDA							
Base Case		$401	$478	$534	$602	$655	13.0%
Downside Case		$368	$425	$485	$544	$591	12.6%
Difference		$34	$53	$48	$58	$64	
EBITDA Margin							
Base Case		9.5%	10.8%	11.1%	11.5%	11.6%	
Downside Case		8.8%	9.8%	10.4%	10.9%	11.0%	
Difference		0.7%	1.0%	0.7%	0.7%	0.6%	
Diluted EPS							
Base Case		$1.91	$2.56	$2.98	$3.49	$3.85	
Downside Case		$1.61	$2.06	$2.54	$2.99	$3.32	
Difference		$0.30	$0.50	$0.44	$0.50	$0.53

Source: OSI management.
Summary of Downside Forecast
•
Lower comp store sales projections for Outback (2007 – 2011) and Carrabba’s (2007 – 2008).
•
Discontinuation of the refurbishment program and associated decreased comp store sales growth.
•
Achievement of 1.0% expense reduction (as a percentage of sales) at Outback vs. 2.0% expense reduction in Management Plan.
Implied DCF Valuation
•
Per the Wachovia Fairness Opinion, using the Downside Forecast, a DCF analysis implies an intrinsic per share value of $25 - $42.
•
With only a few assumption changes, even the Downside Forecast has aggressive growth assumptions that might not be achieved.

Fleming's
$20.9
Roy's
$3.5
Blue Coral: ($3.1)
Lee Roy Selmon's: ($0.8)
Cheeseburger: ($11.6)
Bonefish
$25.1
Carrabba's
$55.2
Outback
International
$49.3
Outback Domestic
$247.4

Roy's
$8.9
Blue Coral
$5.9
Lee Roy Selmon's
$4.2
Fleming's
$40.9
Bonefish
$77.2
Carrabba's
$94.2
Outback Domestic
$358.0
Outback
International
$124.0

Source: OSI management.
Note:  Data reflects Management Plan projections.
Concept Contribution in Management Plan
2006 v. 2011P Restaurant-Level EBITDA Contribution ($ in millions)
•
In order for the Management Plan or the Downside Forecast to be achieved, there has to be significant and consistent strong performance from both legacy and growth-oriented concepts.
–
The performance of Outback and Carrabba’s will continue to significantly impact the overall success of OSI despite the growing contribution of smaller growth concepts.
>
Under the Management Plan, Outback and Carrabba’s are expected to generate approximately 68% of 2011P restaurant-level EBITDA, versus a combined contribution of approximately 77% in 2006.
–
In addition to turning around Outback and Carrabba’s, the continued growth of concepts Bonefish and Fleming’s is essential to the success of the Management Plan.
>
 While contributing approximately 12% of 2006 restaurant-level EBITDA, Bonefish and Fleming’s, combined, are expected to generate approximately 17% of 2011P restaurant-level EBITDA under the Management Plan.

$0.60
$0.45
$0.30
$0.15
$-
$0.42
(14.3%)
$0.36
$0.50
(14.0%)
$0.43
Reported EPS
Adjusted EPS
Q1/2006
Q1/2007

First Quarter 2007 EPS Comparison
First Quarter Results – Earnings
(1) Adjusted for certain non-comparable expense items, including PEP conversion costs, merger transaction costs and a non-operating loss, consistent with adjusted net income results reporting provided to OSI investors in OSI's first quarter earnings release.  This measure is a non-GAAP measure and is reconciled to the Company's results in accordance with GAAP in the Company's first quarter earnings release.
•
2007 first quarter results were below prior year and trending toward the Downside Forecast.
•
In comparison to the same period in 2006, earnings declined due to the following:
–
Negative same stores sales growth at Outback, Carrabba’s, Bonefish and Roy’s concepts.
–
Although cost of sales as a percentage of sales decreased vs. prior year by 1.1%, beef cost increases of 5% negatively impacted performance compared to the management plan.
–
Higher depreciation due to new store development and other investments.
–
Higher G&A expenses related to transaction costs, advertising, consulting and headcount growth.

Company	% of Total Recommendations				
	Strong Buy	Moderate Buy	Hold	Moderate Sell	Strong Sell
OSI Restaurant Partners, Inc.	7%	0%	79%	0%	14%
Applebee's International Inc.	9%	0%	82%	5%	5%
Brinker International, Inc.	18%	18%	64%	0%	0%
Darden Restaurants, Inc.	14%	18%	64%	0%	5%
Landry's Restaurants, Inc.	60%	0%	40%	0%	0%
RARE Hospitality International, Inc.	24%	18%	59%	0%	0%
Ruby Tuesday, Inc.	31%	0%	54%	15%	0%

Perception of the Restaurant Industry in the Equity Markets
Source: Thomson/First Call as of 4/13/07.
•
Only a limited number of equity analysts rate restaurant companies as “Strong Buys” or “Buys”.
–
Based on current ratings and research, analysts are increasingly concerned about the industry’s ability to drive traffic and same store sales growth.
•
Further, Management’s growth plan, which invests risk capital in order to drive long term earnings, is contrary to equity market preferences.
–
Both analysts and investors have recommended that chain operators sell or spin-off concepts, slow unit growth, or redistribute cash.

Conclusion

Conclusion
•
The all cash offer price of $40.00 represents a fair value for OSI.
–
23% premium to prior day’s pre-announcement closing share price, comparable to historical precedents of public transactions of similar size.
–
LTM EBITDA multiple of 11.0x, as of 12/31/06, is attractive when compared to other recent deals in the restaurant industry.
•
Deliberate, thoughtful process conducted under the direction of independent board members.
–
Multiple rounds of negotiation to successfully extract fair value and terms in Merger Agreement.
–
Active and friendly Solicitation Period structured to enable a potential superior bidder to complete diligence and minimize economic costs.
–
No meaningful impediments to prevent other parties from submitted a topping bid, however no bid received.
•
Additional Considerations:
–
Based on current ratings and research, analysts are increasingly concerned about the industry’s ability to drive traffic and same store sales growth.
–
Inherent risk to achieving Management Plan growth objectives given dependence upon aggressive growth assumptions in highly competitive environment.
–
Recent performance illustrates continuing challenges to meeting growth objectives.
>
Trending toward the Downside Forecast.

Transaction Terms
1 Transaction Value equal to Purchase Price of Common Equity plus net debt of $175 million, as of 12/31/06.
2 Purchase Price of Common Equity includes 76,417,759 shares of common stock, 11,067,475 options to purchase common stock and 37,533 deferred compensation units equivalent to common stock.
3 Based on LTM EBITDA of $303.9 million as of 12/31/2006 as reported.  EBITDA equal to operating income plus depreciation and amortization.

Announcement Date:	November 6, 2006

Target:	OSI Restaurant Partners, Inc.

Acquirer(s):	Bain Capital / Catterton Partners

Consideration:	$40.00 per common share in cash

Transaction Value[1]:	$3.4 billion
Purchase Price of Common Equity [2]:	$3.2 billion
Transaction Value to LTM EBITDA Multiple[3]:	11.0x as of 12/31/2006
Contingencies:	No financing contingencies

Marketing Period:	50-day Go Shop Period

Termination Fee:
Solicitation Period Termination Fee of $25.0 million (0.8% of equity value) increased to Termination Fee of $40.0 million (1.3% of equity value) after the Solicitation Period; plus $7.5 million expense reimbursement

Superior Proposal:	Allows OSI to consider and accept superior offers both during and after the 50-day “go shop” period

Special Committee of the Board of Directors
Thomas A. James
(Co-Chair)
Toby S. Wilt
(Co-Chair)
Mr. Wilt has served as Chairman of Christie Cookie Company, a privately owned gourmet cookie manufacturer, retailer and wholesaler, since 1989, and President of TSW Investment Company, a privately owned investment company, since 1987.
W.R. (Max) Carey, Jr.
Mr. Carey has served as President and Founder of Corporate Resource Development, a sales and marketing consulting and training firm, since 1981.
John A. Brabson, Jr.
Mr. Brabson has served as Partner of Everest Partners, LLC, a real estate development company, and President of Brabson Investments, Inc., a privately owned investment company, since January 2000.
Ret. Gen. Tommy Franks
General Franks has served as President of Franks & Associates, LLC., a private consulting firm since 2003. General Franks served in the United States Army from 1966 to 2003.
Debbi Fields
Mrs. Fields is the founder of Mrs. Fields, Inc., an international franchisor and operator of retail dessert stores.
Mr. James has served as Chairman and Chief Executive Officer of Raymond James Financial, Inc., a financial services company, since 1983. Mr. James has served as Chief Executive Officer of its subsidiary, Raymond James and Associates, Inc., since 1969.